UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Alphatec Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1950 Camino Vida Roble
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760 431-9286

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Alphatec Holdings, Inc. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed its definitive proxy statement on Schedule 14A with the Securities and Exchange Commission on April 28, 2023. The proxy statement describes in detail each of the six proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting. As of April 19, 2023, the record date of the Annual Meeting, there were 113,760,845 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 80,295,930 shares of the Company’s common stock were represented in person or by proxy. The final results for the votes cast with respect to each Proposal are set forth below.s

Proposal 1

The stockholders elected each of Elizabeth Altman, Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Karen K. McGinnis, Marie Meynadier, Patrick S. Miles, David H. Mowry, David R. Pelizzon, Jeffrey P. Rydin, James L.L. Tullis, and Ward W. Woods to serve on the Company’s Board of Directors for a term of one year until the 2024 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Elizabeth Altman	56,013,332	1,253,845	23,028,753
Evan Bakst	56,116,699	1,150,478	23,028,753
Mortimer Berkowitz III	44,381,814	12,885,363	23,028,753
Quentin Blackford	43,792,282	13,474,895	23,028,753
Karen K. McGinnis	57,082,360	184,817	23,028,753
Marie Meynadier	57,044,627	222,550	23,028,753
Patrick S. Miles	56,913,999	353,178	23,028,753
David H. Mowry	56,106,819	1,160,358	23,028,753
David R. Pelizzon	57,042,111	225,066	23,028,753
Jeffrey P. Rydin	57,059,177	208,000	23,028,753
James L.L. Tullis	56,724,335	542,842	23,028,753
Ward W. Woods	56,981,053	286,124	23,028,753

Proposal 2

The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023 by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,206,770	78,563	10,597	0

Proposal 3

The stockholders approved the amendment of the Company’s 2007 Employee Stock Purchase Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,112,289	133,808	21,080	23,028,753

Proposal 4

The stockholders approved the amendment of the Company’s 2016 Equity Incentive Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,377,491	11,867,419	22,267	23,028,753

Proposal 5

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executed officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,507,999	728,685	30,493	23,028,753

Proposal 6

The stockholders approved, on a non-binding advisory basis, holding the non-binding advisory vote on the compensation of the Company’s named executive officers on an annual basis by the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
57,105,729	15,650	132,321	13,477	23,028,753

No other items were presented for stockholder approval at the Annual Meeting.

In light of the results of the stockholder vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation annually until the next required vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Third Amendment to the Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan
10.2	Fifth Amendment to the Alphatec Holdings, Inc. 2016 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.

Date:	June 15, 2023	By:	/s/ J. Todd Koning
Executive Vice President and Chief Financial Officer